Exhibit 4.1
Execution Version

NRP (Operating) LLC

Fourth Supplement to Note Purchase Agreements
Dated as of April 20, 2011
Re:           $75,000,000 4.73% Senior Notes, Series H,
Due December 1, 2023
$125,000,000 5.03% Senior Notes, Series I,
Due December 1, 2026
$50,000,000 5.03% Senior Notes, Series J,
Due December 1, 2026
$50,000,000 5.18% Senior Notes, Series K,
Due December 1, 2026

NRP (Operating) LLC
601 Jefferson, Suite 3600
Houston, Texas 77002
Dated as of
April 20, 2011
To the Purchaser(s) named in
Schedule A hereto
Ladies and Gentlemen:
     This Fourth Supplement to Note Purchase Agreements (this “Supplement” or “Fourth Supplement”) is among NRP (Operating) LLC, a Delaware limited liability company (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).
     Reference is hereby made to the separate and several Note Purchase Agreements, each dated as of June 19, 2003, as amended and supplemented from time to time (the “Note Purchase Agreements”), between the Company and the respective purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
     The Company hereby agrees with the Purchasers as follows:
     1. Authorization of Notes. The Company has authorized the issue and sale of (i) $75,000,000 aggregate principal amount of its 4.73% Senior Notes, Series H, due December 1, 2023 (the “Series H Notes”), (ii) $125,000,000 aggregate principal amount of its 5.03% Senior Notes, Series I, due December 1, 2026 (the “Series I Notes”), (iii) $50,000,000 aggregate principal amount of its 5.03% Senior Notes, Series J, due December 1, 2026 (the “Series J Notes”), and (iv) $50,000,000 aggregate principal amount of its 5.18% Senior Notes, Series K, due December 1, 2026 (the “Series K Notes”, and together with the Series H Notes, the Series I Notes, and the Series J Notes, the “2011 Notes”). The 2011 Notes, together with the Notes previously issued pursuant to the Note Purchase Agreements and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The 2011 Notes shall be substantially in the form set out in Exhibits 1-A, 1-B, 1-C and 1-D hereto, respectively, with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.
     2. Sale and Purchase of Notes. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser

NRP (Operating) LLC	Fourth Supplement
agrees to purchase from the Company, 2011 Notes in the principal amount and of the respective series and set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.
     3. Closing. The sale and purchase of the 2011 Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (i) with respect to the Series H Notes and the Series I Notes, on April 20, 2011 (the “First Closing”), (ii) with respect to the Series J Notes, on June 15, 2011 (the “Second Closing”), and (iii) with respect to the Series K Notes, on October 3, 2011 (the “Third Closing” and, together with the First Closing and the Second Closing, a “Closing” and collectively, the “Closings”) or, in each of the foregoing cases, on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Notes at such Closing. At each Closing, the Company will deliver to each Purchaser the 2011 Notes of each series to be purchased by such Purchaser at such Closing in the form of a single 2011 Note (or such greater number of 2011 Notes of the appropriate series in denominations of at least $250,000 as such Purchaser may request) dated the date of the related Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 01561106604 at The Huntington National Bank, 919 Fifth Avenue, Huntington, West Virginia 25701, ABA Number 044000024. If at any Closing the Company shall fail to tender such 2011 Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 with respect to such Closing shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
     4. Conditions to Closing. (a) The obligation of each Purchaser to purchase and pay for the 2011 Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to such Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements (but adjusted to reflect the 2011 Notes to be purchased at such Closing), except that the representations and warranties set forth in Section 5 of the Note Purchase Agreements and Section 5 of the Subsidiary Guarantee shall be modified as set forth in Exhibit A hereto.
     (b) In the case of the Second Closing, the transactions contemplated herein with respect to the First Closing shall have been consummated in accordance with the terms and provisions hereof and neither the Note Purchase Agreement nor this Supplement shall have been amended, waived or modified in any way that would be adverse to the Purchasers of the Series J Notes.
     (c) In the case of the Third Closing, the transactions contemplated herein with respect to both the First Closing and the Second Closing shall have been consummated in accordance with the terms and provisions hereof and neither the Note Purchase Agreement nor this Supplement shall have been amended, waived or modified in any way that would be adverse to the Purchasers of the Series K Notes.

NRP (Operating) LLC	Fourth Supplement
     5. Required Prepayments. The Company will prepay the 2011 Notes on the dates and in the principal amounts as set forth on Schedule 5 attached hereto at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment or purchase of the 2011 Notes pursuant to Sections 6, 7 or 8 of this Supplement, the principal amount of each required prepayment of the 2011 Notes becoming due under this Section 5 of this Supplement on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the 2011 Notes is reduced as a result of such prepayment or purchase.
     6. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the 2011 Notes, in an aggregate principal amount not less than $5,000,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the applicable Make-Whole Amount with respect to the 2011 Notes determined for the prepayment date with respect to such principal amount. The Company will give each holder of 2011 Notes written notice of each optional prepayment under this Section 6 of this Supplement not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the 2011 Notes to be prepaid on such date, the principal amount of each 2011 Note held by such holder to be prepaid (determined in accordance with Section 9 of this Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount with respect to the 2011 Notes due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of 2011 Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     7. Prepayment in Connection with Asset Dispositions. In the event of any Debt Prepayment Application pursuant to Section 10.7 of the Note Purchase Agreements, the Company shall offer to prepay each outstanding 2011 Note in a principal amount which equals the 2011 Ratable Portion (as defined below) for such 2011 Note (which offer shall be in writing and shall offer to make such prepayment on a Business Day which is not less than 30 and not more than 60 days after the date of the notice of offer (the “Disposition Prepayment Date”)), together with accrued interest thereon to the date of such prepayment. Each holder of a 2011 Note shall notify the Company of such holder’s acceptance or rejection of such offer within 10 Business Days of receipt thereof by giving notice of such acceptance or rejection to the Company, provided, however, that any holder who fails to so notify the Company within 10 Business Days of receipt of the notice of offer of prepayment shall be deemed to have rejected such offer. The Company shall prepay on the Disposition Prepayment Date the 2011 Ratable Portion of each 2011 Note held by a holder who has accepted such offer in accordance with this Section 7, together with accrued interest thereon to the date of such prepayment (but without the Make-Whole Amount). The term “2011 Ratable Portion” for any 2011 Note means, with respect to a Debt Prepayment Application, an amount equal to the product of (x) the Net Proceeds Amount being applied to the payment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such 2011 Note and the denominator

NRP (Operating) LLC	Fourth Supplement
of which is the sum of (i) the aggregate principal amount of the 2011 Notes, plus (without duplication) (ii) the aggregate principal amount of any other Senior Debt that is being paid as part of such Debt Prepayment Application.
     8. Prepayment in Connection with Change in Control.
     (a) Notice of Change in Control or Control Event. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice (the “Change of Control Notice”) of such Change in Control or Control Event to each holder of 2011 Notes unless notice in respect of such Change in Control (or the Change of Control contemplated by such Control Event) shall have been given pursuant to subparagraph (c) of this Section 8 of this Supplement. Such Change of Control Notice shall contain and constitute an offer to prepay the 2011 Notes as described in Section 8(c) of this Supplement and shall be accompanied by the certificate described in Section 8(g) of this Supplement.
     (b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of 2011 Notes written notice containing and constituting an offer to prepay the 2011 Notes as described in subparagraph (c) of this Section 8 of this Supplement, accompanied by the certificate described in subparagraph (g) of this Section 8 of this Supplement, and (ii) contemporaneously with such action, it prepays all 2011 Notes required to be prepaid in accordance with this Section 8 of this Supplement.
     (c) Offer to Prepay Notes. The offer to prepay 2011 Notes contemplated by paragraph (a) and (b) of this Section 8 of this Supplement shall be an offer to prepay, in accordance with and subject to this Section 8 of this Supplement, all, but not less than all, the 2011 Notes held by each holder (in this case only, “holder” in respect of any 2011 Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such Change of Control Notice (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8 of this Supplement, such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).
     (d) Acceptance. A holder of 2011 Notes may accept the offer to prepay made pursuant to this Section 8 of this Supplement by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of 2011 Notes to respond to an offer to prepay made pursuant to this Section 8 of this Supplement shall be deemed to constitute a rejection of such offer by such holder.
     (e) Prepayment. Prepayment of the 2011 Notes to be prepaid pursuant to this Section 8 of this Supplement shall be at 100% of the principal amount of the 2011 Notes together with

NRP (Operating) LLC	Fourth Supplement
accrued and unpaid interest thereon. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8 of this Supplement.
     (f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (c) and accepted in accordance with subparagraph (d) of this Section 8 of this Supplement is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Company shall keep each holder of 2011 Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8 of this Supplement in respect of such Change in Control shall be deemed rescinded).
     (g) Officer’s Certificate. Each offer to prepay the 2011 Notes pursuant to this Section 8 of this Supplement shall be accompanied by a certificate, executed by the Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8 of this Supplement; (iii) the principal amount of each 2011 Note offered to be prepaid (which shall be 100% of each such 2011 Note); (iv) the interest that would be due on each 2011 Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8 of this Supplement have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control.
     (h) Certain Definitions. “Change in Control” shall be deemed to have occurred if
     (i) the Parent ceases to own directly all of the membership interests of the Company,
     (ii) the General Partner ceases to own directly all of the general partner interests of the Parent, or
     (iii) Corbin J. Robertson, Jr., the WPP Group, NRP Investment L.P. and/or one or more of their direct or indirect wholly-owned Subsidiaries cease to own, in the aggregate, more than 50% of the partnership interests of the General Partner.
     “Control Event” means (i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or
     (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.

NRP (Operating) LLC	Fourth Supplement
     (ii) All calculations contemplated in this Section 8 of this Supplement involving the capital stock, limited liability company or other equity interest of any Person shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock or limited liability company or other equity interest of such Person were exercised at such time.
     9. Allocation of Partial Prepayments. (a) In the case of each partial prepayment of a series of 2011 Notes pursuant to Section 5 of this Supplement, the principal amount of such series of 2011 Notes to be prepaid shall be allocated among all of such series of 2011 Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.
     (b) In the case of each partial prepayment of the 2011 Notes pursuant to Section 6 of this Supplement, the principal amount of the 2011 Notes to be prepaid shall be allocated among all of the 2011 Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     10. Maturity; Surrender, Etc. In the case of each prepayment of 2011 Notes pursuant to Sections 5, 6, 7 or 8 of this Supplement, the principal amount of each 2011 Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any 2011 Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no 2011 Note shall be issued in lieu of any prepaid principal amount of any 2011 Note.
     11. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding 2011 Notes except upon the payment or prepayment of the 2011 Notes in accordance with the terms of the Note Purchase Agreements, this Supplement and the 2011 Notes. The Company will promptly cancel all 2011 Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of 2011 Notes pursuant to any provision of the Note Purchase Agreements or this Supplement and no 2011 Notes may be issued in substitution or exchange for any such 2011 Notes.
     12. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any 2011 Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such 2011 Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

NRP (Operating) LLC	Fourth Supplement
     “Called Principal” means, with respect to any 2011 Note, the principal of such 2011 Note that is to be prepaid pursuant to Section 6 of this Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.
     “Discounted Value” means, with respect to the Called Principal of any 2011 Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the 2011 Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
     “Reinvestment Yield” means, with respect to the Called Principal of any 2011 Note, .50% over the yield to maturity implied by (i) the yields reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable 2011 Note.
     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
     “Remaining Scheduled Payments” means, with respect to the Called Principal of any 2011 Note, all payments of such Called Principal of such series and interest thereon

NRP (Operating) LLC	Fourth Supplement
that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the 2011 Notes of such series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 6 of this Supplement or Section 12.1 of the Note Purchase Agreements.
     “Settlement Date” means, with respect to the Called Principal of any 2011 Note, the date on which such Called Principal is to be prepaid pursuant to Section 6 of this Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.
     13. Additional Covenants. In addition to and without limiting the covenants in Section 9 and 10 of the Note Purchase Agreements, the Company covenants that so long as any of the 2011 Notes are outstanding:
     (a) The Company will not and will not permit any Affiliated Entity to become an OFAC Listed Person or (b) have any investments in, or engage in any dealings or transactions with, any Blocked Person. “Affiliated Entity” means the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Blocked Person” is defined in Section 5.16(a) of Exhibit A to this Supplement. “OFAC” is defined in Section 5.16(a) of Exhibit A to this Supplement. “OFAC Listed Person” is defined in Section 5.16(a) of Exhibit A to this Supplement.
     (b) Notwithstanding Sections 10.3 or 10.4 of the Note Purchase Agreements or any other provision of the Note Purchase Agreements, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on any property of the Company or any Subsidiary which may otherwise be permitted by Section 10.3 of the Note Purchase Agreements, to secure any amounts owed or outstanding under the Bank Agreement unless the Notes and the Note Purchase Agreements are also concurrently equally and ratably secured pursuant to documentation satisfactory to the Required Holders.
     (c) The Company will not permit as of the end of each fiscal quarter, the ratio of Consolidated Debt (determined as of such fiscal quarter end date) to Consolidated EBITDDA (determined as of such fiscal quarter end date for the twelve months then ended), to exceed 4.00:1.00.
In accordance with the proviso to Section 2.2(ii) of the Note Purchase Agreements, the covenants set forth in this Section 13 shall inure to the benefit of all holders of Notes so long as the 2011 Notes issued pursuant to this Fourth Supplement remain outstanding. A default by the Company in the performance of or compliance with any of Sections 13(b) or (c) above shall be deemed to

NRP (Operating) LLC	Fourth Supplement
be an Event of Default under Section 11(c) of the Note Purchase Agreements, for all purposes under the Note Purchase Agreements and under this Supplement.
     14. Representations and Warranties of the Purchasers. (a) Each Purchaser represents and warrants that the representations and warranties set forth in Section 6.1 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the 2011 Notes by such Purchaser.
     (b) Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the 2011 Notes to be purchased by such Purchaser hereunder:
     (i) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
     (ii) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
     (iii) the Source is either (A) an insurance company pooled separate account, within the meaning of PTE 90-1 or (B) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (iv) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM

NRP (Operating) LLC	Fourth Supplement
Exemption are satisfied, as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (A) the identity of such QPAM and (B) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iv); or
     (v) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (A) the identity of such INHAM and (B) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or
     (vi) the Source is a governmental plan; or
     (vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii); or
     (viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
     15. Compliance with Note Purchase Agreements. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreements.
     16. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.
     17. Additional Construction. For purposes of determining compliance with the financial covenants contained in the Note Purchase Agreements, any election by the Company to measure any item of Debt using fair value (as permitted by ASC 825-10-25 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been make.

NRP (Operating) LLC	Fourth Supplement
[Signature Page Follows]

NRP (Operating) LLC	Fourth Supplement
     The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

NRP (Operating) LLC
By	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer and Treasurer

NRP (Operating) LLC	Fourth Supplement
     Each of the undersigned Subsidiary Guarantors hereby acknowledges, approves and agrees to the foregoing Fourth Supplement as of the date aforesaid and confirms and ratifies its obligations under the Subsidiary Guarantee dated June 19, 2003, as amended, modified or supplemented (the “Subsidiary Guarantee”) and acknowledges and agrees that its obligations under the Subsidiary Guarantee extend to and include, without limitation, all obligations of the Company to the Purchasers under the Note Purchase Agreements and the 2011 Notes. The terms and provisions of the Subsidiary Guarantee are hereby incorporated herein in their entirety as if such terms and provisions were actually set forth herein and each Subsidiary Guarantor hereby makes the representations and warranties, agreements and covenants in, and agrees to be bound by all the terms of, such terms and provisions.
WPP LLC
ACIN LLC
WBRD LLC
Hod LLC
Shepard Boone Coal Company LLC
Gatling Mineral, LLC
Independence Land Company, LLC
Williamson Transport, LLC
Little River Transport, LLC
Deepwater Transportation, LLC
RiverVista Mining, LLC
BRP LLC
Coval Leasing Company LLC

By:	NRP (Operating) LLC, as the Sole
Member of each of the above named
Subsidiary Guarantors

By	/s/ Dwight L. Dunlap
	Name:	Dwight L. Dunlap
	Title:	Chief Financial Officer and Treasurer

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Western National Life Insurance Company American General Life Insurance Company The Variable Annuity Life Insurance Company
By:	AIG Asset Management (U.S.) LLC,
investment adviser

By:	/s/ David C. Patch
	Name:	David C. Patch
	Title:	Vice President

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Teachers Insurance and Annuity Association of America
By	/s/ Brian K. Roelke
	Name:	Brian K. Roelke
	Title:	Managing Director

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

New York Life Insurance Company

By /s/ Kathleen A. Haberkern
Name:	Kathleen A. Haberkern
Title:	Corporate Vice President

New York Life Insurance and Annuity Corporation

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Kathleen A. Haberkern
		Name:	Kathleen A. Haberkern
		Title:	Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Kathleen A. Haberkern
		Name:	Kathleen A. Haberkern
		Title:	Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Kathleen A. Haberkern
		Name:	Kathleen A. Haberkern
		Title:	Director

NRP (Operating) LLC	Fourth Supplement

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Kathleen A. Haberkern
		Name:	Kathleen A. Haberkern
		Title:	Director

New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E)

By	New York Life Investment Management LLC, its Investment Manager

	By	/s/ Kathleen A. Haberkern
		Name:	Kathleen A. Haberkern
		Title:	Director

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Massachusetts Mutual Life Insurance Company

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

C.M. Life Insurance Company

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

MassMutual Asia Limited

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

John Hancock Life Insurance Company (U.S.A.)

By /s/ S. Mark Ray
Name:	S. Mark Ray
Title:	Senior Managing Director

John Hancock Life & Health Insurance Company

By /s/ S. Mark Ray
Name:	S. Mark Ray
Title:	Senior Managing Director

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Sun Life Assurance Company of Canada
By	/s/ Deborah J. Foss
	Name:	Deborah J. Foss
	Title:	Managing Director, Head of Private Debt Private Fixed Income

By	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Assistant Vice President and Senior Counsel

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Aviva Life and Annuity Company Royal Neighbors of America

By:	Aviva Investors North America, Inc., Its authorized attorney-in-fact

	By	/s/ Roger D. Fors
Name: Roger D. Fors
Title: VP-Private Fixed Income

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Protective Life Insurance Company
By	/s/ Philip E. Passafiume
	Name:	Philip E. Passafiume
	Title:	Director, Fixed Income

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Western-Southern Life Assurance Company
By	/s/ James J. Vance
	Name:	James J. Vance
	Title:	Vice President

By	/s/ Jonathan D. Niemeyer
	Name:	Jonathan D. Niemeyer
	Title:	Senior Vice President

National Integrity Life Insurance Company
By	/s/ James J. Vance
	Name:	James J. Vance
	Title:	Vice President

By	/s/ Kevin L. Howard
	Name:	Kevin L. Howard
	Title:	Senior Vice President

The Lafayette Life Insurance Company
By	/s/ Richard J. Rudman
	Name:	Richard J. Rudman
	Title:	Vice President - Associate General Counsel and Claims

By	/s/ Gregory L. Mitchell
	Name:	Gregory L. Mitchell
	Title:	Senior Vice President — Chief Actuary and Treasurer

ATTEST:
By	/s/ Deborah J. Vargo
	Name:	Deborah J. Vargo
	Title:	Senior Vice President, General Counsel and Corporate Secretary

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

United of Omaha Life Insurance Company
By	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

Companion Life Insurance Company
By	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Authorized Signer

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Phoenix Life Insurance Company
By	/s/ Christopher M. Wilkos
Name: Christopher M. Wilkos
Title: Executive Vice President

PHL Variable Insurance Company
By	/s/ Christopher M. Wilkos
Name: Christopher M. Wilkos
Title: Executive Vice President

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

The Ohio National Life Insurance Company
By	/s/ Jed R. Martin
	Name:	Jed R. Martin
	Title:	Vice President, Private Placements

Ohio National Life Assurance Corporation
By	/s/ Jed R. Martin
	Name:	Jed R. Martin
	Title:	Vice President, Private Placements

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Assurity Life Insurance Company
By /s/ Victor Weber
Name:	Victor Weber
Title:	Senior Director — Investments

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Senior Health Insurance Company of Pennsylvania
By:	Conning, Inc., as Investment Manager

By	/s/ Samuel Otchere
	Name:	Samuel Otchere
	Title:	Vice President

NRP (Operating) LLC	Fourth Supplement
Accepted as of the date first written above.

Homesteaders Life Company
By	/s/ Kevin L. Kubik
	Name:	Kevin L. Kubik
	Title:	Vice President-Investments Homesteaders Life Company

Information Relating to Purchasers

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Western National Life Insurance Company	H	$30,000,000
c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements — Portfolio Operations
(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:
The Bank of New York
ABA # 021-000-018
Account Number: GLA111566
For Further Credit to: WESTERN NATIONAL LIFE INSURANCE CO.; Account No. 260638
Reference: PPN and Prin.: $_____ ; Int.: $_____
(2)	Payment notices, audit confirmations and related correspondence to:
Western National Life Insurance Company (260638)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Operations
Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com
(3)	Duplicate payment notices (only) to:
Western National Life Insurance Company (260638)
c/o The Bank of New York
Attn: P & I Department
Fax: (718) 315-3076
(4)	*Compliance reporting information to:
AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Compliance
Email: Compliance-AIGGIG@aig.com
Schedule A
(to Supplement)

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.
(5)	Note to be issued in the name of: WESTERN NATIONAL LIFE INSURANCE COMPANY

(6)	Tax I.D. Number for Western National Life Insurance Company: 75-0770838
(7)	Physical Delivery Instructions:
The Bank of New York
One Wall Street — 3rd Floor Window — A
New York, N.Y. 10286
Attention: Sammy Yankanah, Phone: (212) 635-7077
Account Name: WESTERN NATIONAL LIFE INSURANCE COMPANY
Account Number: 260638
(8)	Depository Trust Company (DTC) Instructions:
Alert Code: WNL
DTC Participant # 901
Institutional ID # 30012
Agent Bank ID # 26500
Account Name: WESTERN NATIONAL LIFE INSURANCE COMPANY
Account Number: 260638

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
American General Life Insurance Company	I	$20,000,000
c/o AIG Asset Management	J	$10,000,000
2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements — Portfolio Operations
(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:
State Street Bank & Trust Company
ABA # 011-000-028
Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY; Fund Number PA 40
Account Number: 0125-880-5
Reference: PPN and Prin.: $______ ; Int.: $______
(2)	Payment notices, audit confirmations and related correspondence to:
American General Life Insurance Company (PA 40)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Operations
Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com
(3)	Duplicate payment notices (only) to:
American General Life Insurance Company (PA 40)
c/o State Street Bank Corporation, Insurance Services
Fax: (816) 871-5539
(4)	*Compliance reporting information to:
AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Compliance
Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.
(5)	Note to be issued in the name of: AMERICAN GENERAL LIFE INSURANCE COMPANY

(6)	Tax I.D. Number for American General Life Insurance Company: 25-0598210
(7)	Physical Delivery Instructions:
DTC / New York Window
55 Water Street
New York, N.Y. 10041
Attention: Robert Mendez for the account of State Street Bank
Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY
Fund Number: PA 40
Contact: Rosemarie R. Kristl, Phone: (816) 871-9095
(8)	Depository Trust Company (DTC) Instructions:
Alert Code: AGL
DTC Participant # 0997
Institutional ID # 30012
Agent Bank ID # 20997
Account Name: AMERICAN GENERAL LIFE INSURANCE COMPANY
Fund Number: PA 40

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
The Variable Annuity Life Insurance Company	I	$20,000,000
	J	$10,000,000
c/o AIG Asset Management 2929 Allen Parkway, A36-04 Houston, Texas 77019-2155 Attn: Private Placements — Portfolio Operations
(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:
The Bank of New York
ABA # 021-000-018
Account Number: GLA111566
For Further Credit to: VARIABLE ANNUITY LIFE INSURANCE CO.; Account No. 260735
Reference: PPN and Prin.: $ ; Int.: $_____
(2)	Payment notices, audit confirmations and related correspondence to:
The Variable Annuity Life Insurance Company (260735)
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Portfolio Operations
Fax: (713) 831-1072 OR Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com
(3)	Duplicate payment notices (only) to:
The Variable Annuity Life Insurance Company (260735)
c/o The Bank of New York
Attn: P & I Department
Fax: (718) 315-3076
(4)	*Compliance reporting information to:
AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155
Attn: Private Placements — Compliance
Email: Compliance-AIGGIG@aig.com

*	Note: Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment advisor.
(5)	Note to be issued in the name of: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

(6)	Tax I.D. Number for The Variable Annuity Life Insurance Company: 74-1625348
(7)	Physical Delivery Instructions:
The Bank of New York
One Wall Street — 3rd Floor Window — A
New York, N.Y. 10286
Attn: Sammy Yankanah, Phone: (212) 635-7077
Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Account Number: 260735
(8)	Depository Trust Company (DTC) Instructions:
Alert Code: VALIC
DTC Participant # 901
Institutional ID # 30012
Agent Bank ID # 26500
Account Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Account Number: 260735

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Teachers Insurance and Annuity	I	$16,000,000
Association of America	J	$16,000,000
8500 Andrew Carnegie Boulevard	K	$16,000,000
Charlotte, North Carolina 28262
Payments
All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:
JPMorgan Chase Bank, N.A.
ABA #021-000-021
Account Number 900-9-000200
Account Name: TIAA
For Further Credit to the Account Number: G07040
Reference: PPN 62963# AJ0, NRP (Operating) LLC, Series I
Maturity Date: December 1, 2026/Interest Rate: 5.03%/P&I Breakdown and/or
Reference: PPN 62963# AK7, NRP (Operating) LLC, Series J
Maturity Date: December 1, 2026/Interest Rate: 5.03%/P&I Breakdown and/or
Reference: PPN 62963# AL5, NRP (Operating) LLC, Series K
Maturity Date: December 1, 2026/Interest Rate: 5.18%/P&I Breakdown
Notices
All notices with respect to payments and prepayments of the Notes shall be sent to:
Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017
Attention: Securities Accounting Division
Phone: (212) 916-4109
Fax: (212) 916-6955
With a copy to:
JPMorgan Chase Bank, N.A.
P. O. Box 35308
Newark, New Jersey 07101

And to:
Teachers Insurance and Annuity Association of America
8500 Andrew Carnegie Blvd.
Charlotte, North Carolina 28262
Attention: Global Private Markets
Telephone: (704) 988-4349 (Ho-Young Lee)
                     (704) 988-1000 (General Number)
Facsimile: (704) 988-4916
Email: hlee@tiaa-cref.org
Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) the allocation of the payment between principal, interest, Make-Whole Amount, other premium or any special payment; and (3) the name and address of the bank from which such electronic funds transfer was sent.
All other notices and communications shall be delivered or mailed to:
Teachers Insurance and Annuity Association of America
8500 Andrew Carnegie Blvd.
Charlotte, North Carolina 28262
Attention: Global Private Markets
Telephone: (704) 988-4349 (Ho-Young Lee)
                     (704) 988-1000 (General Number)
Facsimile: (704) 988-4916
Email: hlee@tiaa-cref.org
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-1624203
Deliver Notes to:
JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention: Physical Receive Department
For TIAA A/C #G07040

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
New York Life Insurance Company	H	$6,750,000
c/o New York Life Investment Management LLC	K	$6,750,000
51 Madison Avenue 2nd Floor, Room 208 New York, New York 10010 Attention: Fixed Income Investors Group, Private Finance, 2nd Floor Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York 10019
ABA #021-000-021
Credit: New York Life Insurance Company
General Account No. 008-9-00687
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.
Notices
All notices with respect to payments and written confirmation of each such payment and any audit confirmation, to be addressed:
New York Life Insurance Company
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-5582869
Deliver Notes to:
New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attn: Michael Boyd, Esq.
Phone: (212) 576-6755

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
New York Life Insurance and Annuity Corporation	H	$7,000,000
	K	$7,000,000
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122

Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA #021-000-021
Credit: New York Life Insurance and Annuity Corporation
General Account Number 323-8-47382
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.
Notices
All notices with respect to payments and written confirmation of each such payment and any audit confirmation, to be addressed:
New York Life Insurance and Annuity Corporation
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385
with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-3044743
Deliver Notes to:
New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attn: Michael Boyd, Esq.
Phone: (212) 576-6755

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
New York Life Insurance and Annuity	H	$500,000
Corporation Institutionally Owned Life	K	$500,000
Insurance Separate Account (BOLI 30C)
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA #021-000-021
Credit: NYLIAC SEPARATE BOLI 30C
General Account Number 304-6-23970
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds, with advice of such payments to:
Notices
All notices of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.
Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30C)
Taxpayer I.D. Number: 13-3044743
Deliver Notes to:
New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attn: Michael Boyd, Esq.
Phone: (212) 576-6755

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
New York Life Insurance and Annuity	H	$250,000
Corporation Institutionally Owned Life	K	$250,000
Insurance Separate Account (BOLI 3)
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA #021-000-021
Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED
General Account Number 323-8-39002
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.
Notices
All notices with respect to payments and written confirmation of each such payment and any audit confirmation, to be addressed:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.
Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3)
Taxpayer I.D. Number: 13-3044743
Deliver Notes to:
New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attn: Michael Boyd, Esq.
Phone: (212) 576-6755

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
New York Life Insurance and Annuity	H	$250,000
Corporation Institutionally Owned Life	K	$250,000
Insurance Separate Account (BOLI 3-2)
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA #021-000-021
Credit: NYLIAC SEPARATE BOLI 3-2
General Account Number 323-9-56793
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds, with advice of such payments to:
Notices
All notices of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation, Private Group, 2nd Floor
Fax Number: (908) 840-3385

with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.
Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 3-2)
Taxpayer I.D. Number: 13-3044743
Deliver Notes to:
New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attn: Michael Boyd, Esq.
Phone: (212) 576-6755

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
New York Life Insurance and Annuity	H	$250,000
Corporation Institutionally Owned Life	K	$250,000
Insurance Separate Account (BOLI 30E)
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Fixed Income Investors Group,
Private Finance, 2nd Floor
Fax Number: (212) 447-4122
Payments
All payments by wire or intrabank transfer of immediately available funds to:
JPMorgan Chase Bank
New York, New York
ABA #021-000-021
Credit: NYLIAC SEPARATE BOLI 30E
General Account Number 860318708
With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds, with advice of such payments to:
Notices
All notices of payments, written confirmations of such wire transfers and any audit confirmation:
New York Life Insurance and Annuity Corporation
Institutionally Owned Life Insurance Separate Account
c/o New York Life Investment Management LLC
51 Madison Avenue
2nd Floor, Room 208
New York, New York 10010-1603
Attention: Securities Operation, Private Group, 2nd Floor, Room 201
Fax Number: (908) 840-3385

with a copy sent electronically to:
FIIGLibrary@nylim.com
TraditionalPVtOps@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: (1) FIIGLibrary@nylim.com and (2) TraditionalPVtOps@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1016, Fax Number: (212) 576-8340.
Name in which Notes are to be issued: New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account (BOLI 30E)
Taxpayer I.D. Number: 13-3044743
Deliver Notes to:
New York Life Investment Management LLC
51 Madison Avenue
New York, NY 10010
Attn: Michael Boyd, Esq.
Phone: (212) 576-6755

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Massachusetts Mutual Life	H	$3,750,000
Insurance Company	I	$3,750,000
c/o Babson Capital Management LLC	J	$3,750,000
1500 Main Street, Suite 2200	K	$3,750,000
P.O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 4.73% Senior Notes, Series H, December 1, 2023, PPN 62963# AH4” and/or “5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0” and/or “5.03% Senior Notes, Series J, December 1, 2026, PPN 62963# AK7” and/or “5.18% Senior Notes, Series K, December 1, 2026, PPN 62963# AL5,” principal, premium or interest) to:
MassMutual Co-Owned Account
Citibank
New York, New York
ABA No. 021000089
Account No. 30510685
Re: Description of security, cusip, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed
Massachusetts Mutual Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
P. O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Custody and Collection Department
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 04-1590850

DTTP No.: 13/M/63867/DTTP
Physical Delivery Instructions:
Steven J. Katz, Counsel
Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Telephone: (413) 226-1059
Facsimile: (413) 226-2059
E-Mail: skatz@BabsonCapital.com

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
C.M. Life Insurance Company	H	$1,000,000
c/o Babson Capital Management LLC	I	$1,000,000
1500 Main Street, Suite 2200	J	$1,000,000
P.O. Box 15189	K	$1,000,000
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 4.73% Senior Notes, Series H, December 1, 2023, PPN 62963# AH4” and/or “5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0” and/or “5.03% Senior Notes, Series J, December 1, 2026, PPN 62963# AK7” and/or “5.18% Senior Notes, Series K, December 1, 2026, PPN 62963# AL5,” principal, premium or interest) to:
MassMutual Co-Owned Account
Citibank
New York, New York
ABA No. 021000089
Account No. 30510685
Re: Description of security, cusip, principal and interest split
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1754 or (413) 226-1803.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments to be addressed
C.M. Life Insurance Company
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
P. O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Custody and Collection Department
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1041383

DTTP No.: 13/C/65904/DTTP
Physical Delivery Instructions:
Steven J. Katz, Counsel
Babson Capital Management LLC
1500 Main Street, Suite 2800
Springfield, MA 01115
Telephone: (413) 226-1059
Facsimile: (413) 226-2059
E-Mail: skatz@BabsonCapital.com

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
MassMutual Asia Limited	H	$250,000
c/o Babson Capital Management LLC	I	$250,000
1500 Main Street, Suite 2200	J	$250,000
P.O. Box 15189	K	$250,000
Springfield, Massachusetts 01115-5189
Attention: Securities Investment Division
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 4.73% Senior Notes, Series H, December 1, 2023, PPN 62963# AH4” and/or “5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0” and/or “5.03% Senior Notes, Series J, December 1, 2026, PPN 62963# AK7” and/or “5.18% Senior Notes, Series K, December 1, 2026, PPN 62963# AL5,” principal, premium or interest) to:
Gerlach & Co.
c/o Citibank, N.A
ABA #021000089
Concentration Account 36112805
Attention: Judy Rock
Re: MassMutual Asia 849195
Name of Security, PPN Number
With telephone advice of payment to the Securities Custody and Collection Department of Babson Capital Management LLC at (413) 226-1803 or (413) 226-1754.
Notices
All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:
MassMutual Asia Limited
c/o Babson Capital Management LLC
1500 Main Street, Suite 200
P. O. Box 15189
Springfield, Massachusetts 01115-5189
Attention: Securities Custody and Collection Department
Corporate action notifications should be addressed:

Citigroup Global Securities Services
Attention: Corporate Action Department
3800 Citibank Center Tampa
Building B Floor 3
Tampa, Florida 33610-9122
Name of Nominee in which Notes are to be issued: Gerlach & Co.
Physical Delivery Instructions:
Citibank NA
399 Park Avenue
Level B Vault
New York, New York 10022
For Account Number 849195

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
John Hancock Life Insurance Company (U.S.A.)	H	$12,000,000
	I	$5,000,000
c/o John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attn: Bond and Corporate Finance, C-2
Fax: (617) 572-1628
Payments
All payments to be by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
ABA Number:	011001234
Account Number:	JPPF1001002
Account Name:	US PP Collector F008
For Further Credit to:	DDA Number 048771
On Order of:	NRP (Operating) LLC
4.73% Senior Notes, Series H, due December 1, 2023, PPN 62963# AH4 and/or 5.03% Senior Notes, Series I, due December 1, 2026, PPN 62963# AJ0, P&I Breakdown
Notices
All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or full) and maturity shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: US Securities Operations, C-4
Fax: (617) 572-0628
Email: bossecops@jhancock.com
and
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: Investment Administration, C-4
Fax: (617) 572-5495

Email: InvestmentAdministration@jhancock.com
All notices and communications with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: Bond and Corporate Finance, C-2
Fax: (617) 572-1628
All other notices shall be addressed as first provided above with a copy to:
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: Investment Law, C-3
Fax: (617) 572-9269
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 01-0233346
Deliver Notes to:
John Hancock Financial Services
197 Clarendon Street, C-3
Boston, Massachusetts 02116
Attention: Michael J. Mihalik, Jr.
Phone: (617) 572-9209

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
John Hancock Life & Health	H	$3,000,000
Insurance Company
c/o John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attn: Bond and Corporate Finance, C-2
Fax: (617) 572-1628
Payments
All payments to be by bank wire transfer of immediately available funds to:

Bank Name:	Bank of New York Mellon
ABA Number:	011001234
Account Number:	JPPF1001002
Account Name:	US PP Collector F008
For Further Credit to:	DDA Number 048771
On Order of:	NRP (Operating) LLC
4.73% Senior Notes, Series H, due December 1, 2023, PPN 62963# AH4, P&I Breakdown
Notices
All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or full) and maturity shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: US Securities Operations, C-4
Fax: (617) 572-0628
Email: bossecops@jhancock.com
and
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: Investment Administration, C-4
Fax: (617) 572-5495
Email: InvestmentAdministration@jhancock.com

All notices and communications with respect to compliance reporting, financial statements and related certifications shall be sent to:
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: Bond and Corporate Finance, C-2
Fax: (617) 572-1628
All other notices shall be addressed as first provided above with a copy to:
John Hancock Financial Services
197 Clarendon Street
Boston, Massachusetts 02116
Attention: Investment Law, C-3
Fax: (617) 572-9269
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 13-3072894
Deliver Notes to:
John Hancock Financial Services
197 Clarendon Street, C-3
Boston, Massachusetts 02116
Attention: Michael J. Mihalik, Jr.
Phone: (617) 572-9209

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Sun Life Assurance Company of Canada	I	$5,000,000
c/o Sun Capital Advisers LLC	K	$5,000,000
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Attention: Investments/Private Fixed Income,
SC1303
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0” and/or “5.18% Senior Notes, Series K, December 1, 2026, PPN 62963# AL5,” principal, premium or interest) to:
Citibank, N.A.
ABA #021000089
Account No.: 36112805
For Further Credit
Account Name: Sun Life of Canada Trust
Account No.: 199541
Ref: issuer and security description above
All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds. Written notice of each routine payment and any audit confirmation is to be sent to:
Sun Life Financial
Attn: Investments/Private Fixed Income — SC302D36
227 King Street South
Waterloo, ON N2J 4C5 Canada
Notices
All other notices and correspondence, including notices of non-routine payments, are to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 38-1082080

Physical Delivery Instructions:
Sun Capital Advisers LLC
One Sun Life Executive Park, SC1303
Wellesley Hills, MA 02481-5699
Attention: Linda R. Guillette

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Sun Life Assurance Company of Canada	I	$10,000,000
c/o Sun Capital Advisers LLC
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Attention: Investments/Private Fixed Income,
SC1303
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0,” principal, premium or interest) to:
Citibank, N.A.
ABA #021000089
Account No.: 36112805
For Further Credit
Account Name: SLOC Offshore Life Custody
Account No.: 850440
Ref: issuer and security description above
All wire transfers are to be accompanied by the PPN and by the source and the principal and interest application of the funds. Written notice of each routine payment and any audit confirmation is to be sent to:
Sun Life Financial
Attn: Investments/Private Fixed Income — SC302D36
227 King Street South
Waterloo, ON N2J 4C5 Canada
Notices
All other notices and correspondence, including notices of non-routine payments, are to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: No U.S. tax ID

Physical Delivery Instructions:
Sun Capital Advisers LLC
One Sun Life Executive Park, SC1303
Wellesley Hills, MA 02481-5699
Attention: Linda R. Guillette

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Aviva Life and Annuity Company	I	$15,300,000
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA 50309
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York
New York, New York
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: Aviva Life and Annuity Co-Annuity
Custody Account Number: 010048
Reference:	NRP (Operating) LLC, 5.03% Senior Notes, Series I, due December 1, 2026
PPN 62963# AJ0, and Application (as among principal, make-whole and interest) of the payment being made.
Notices
All notices and communications, including Financials, Compliance and Requests to be addressed:
Preferred Remittance: privateplacements@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
Attention: Private Fixed Income Dept.
215 10th Street, Suite 1000
Des Moines, IA 50309
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number for Aviva Life and Annuity Company: 42-0175020
Taxpayer I.D. Number for Hare & Co.: 13-6062916

Deliver Notes to:
The Bank of New York
One Wall Street, 3rd Floor
Window A
New York, New York 10286
FAO: Aviva Life and Annuity Co-Annuity, A/C #010048

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Royal Neighbors of America	I	$1,700,000
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA 50309
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Northern Chgo/Trust
ABA #071000152
Credit wire account 5186041000
F/C 26-73769/Royal Neighbors
Attn: INC/DIV
Reference:	NRP (Operating) LLC, 5.03% Senior Notes, Series I, due December 1, 2026
PPN 62963# AJ0, and Application (as among principal, make-whole and interest) of the payment being made.
Notices
All notices related to payments to be addressed:
Preferred Remittance:

Ell & Co, c/o Northern Trust Co.
PO Box 92395, Chicago, IL 60675
With copy to:
Preferred Remittance: privateplacements@avivainvestors.com
Royal Neighbors of America
c/o Aviva Investors North America, Inc.
Attention: Private Fixed Income
215 10th Street, Suite 1000
Des Moines, IA 50309

All other notices and communications, including Financials, Compliance and Requests to be addressed:
Preferred Remittance: privateplacements@avivainvestors.com

Royal Neighbors of America
c/o Aviva Investors North America, Inc.
Attention: Private Fixed Income
215 10th Street, Suite 1000
Des Moines, IA 50309
Name of Nominee in which Notes are to be issued: ELL & CO
Taxpayer I.D. Number for Royal Neighbors of America: 36-1711198
Taxpayer I.D. Number for Ell & Co: 36-6412623
Deliver Notes to:
Northern Trust Co NY
Harborside Financial Center Co
Suite 1401
3 Second Street
Jersey City, NJ 07311
Ref: 26-73769/Royal Neighbors

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Protective Life Insurance Company	I	$6,000,000
2801 Hwy. 280 South	K	$6,000,000
Birmingham, Alabama 35223-2488
Attention: Investment Department — Jared Wingard
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0” and/or “5.18% Senior Notes, Series K, December 1, 2026, PPN 62963# AL5,” principal, premium or interest) to:
The Bank of New York
ABA #021000018
BNF: IOC566
ATTN: PP P&I Department
FFC Cust. Acct #0000294412
CUST. NAME: Protective Life Ins., Co
REF: Protective Life Ins., Co. / PPN
with sufficient information to identify the source and application of such funds
Notices
All notices with respect to payments and written confirmations of such wire transfers, to be addressed:
Back.office@protective.com
Protective Life Insurance Co. (PLI)
2801 Hwy. 280 South
Birmingham, AL 35233
Attn: Investment Department — Kim Wilkerson
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number: 63-0169720

Deliver Notes to:
The Bank of New York
One Wall Street
3rd Floor, Window A
New York, NY 10286
Custody A/C #294412
Cust Name: Protective Life Insurance Company

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Western-Southern Life Assurance Company	H	$7,000,000
c/o Fort Washington Investment Advisors
Suite 1200-Private Placements
303 Broadway
Cincinnati, OH 45202
Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:
The Bank of New York Mellon
ABA #021000018
BNF: IOC566
Attn: PP P&I Department
Ref: Bank #952623 / PPN 62963# AH4, NRP (Operating) LLC, 4.73% Senior Notes, Series H, due December 1, 2023
Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:
Western-Southern Life Assurance Company
400 Broadway, Mail Station 80
Cincinnati, OH 45202
invacctg@wslife.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 13-6062616

Deliver Notes to:
The Bank of New York Mellon
One Wall Street
3rd Floor, Window A
New York, NY 10286
Attn: Ada Casiano (212) 635-9121
Ref: A/C #952623 Western-Southern Life Assurance Company

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
National Integrity Life Insurance Company	H	$2,000,000
c/o Fort Washington Investment Advisors
Suite 1200-Private Placements
303 Broadway
Cincinnati, OH 45202
Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:
The Bank of New York Mellon
ABA #021 000 018
BNF: IOC566
Attn: PP P&I Department
Ref: Bank #952709 / PPN 62963# AH4, NRP (Operating) LLC, 4.73% Senior Notes, Series H, due December 1, 2023
Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:
National Integrity Life Insurance Company
400 Broadway, Mail Station 80
Cincinnati, OH 45202
invacctg@wslife.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.
Name of Nominee in which Notes are to be issued: Hare & Co.
Taxpayer I.D. Number: 13-6062616

Deliver Notes to:
The Bank of New York Mellon
One Wall Street
3rd Floor, Window A
New York, NY 10286
Attn: Ada Casiano (212) 635-9121
Ref: A/C #952709 National Integrity Life Insurance Company

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
The Lafayette Life Insurance Company	H	$1,000,000
c/o Fort Washington Investment Advisors
Suite 1200-Private Placements
303 Broadway
Cincinnati, OH 45202
Payments
All payments on account of the Notes held by such purchaser shall be made by wire transfer of immediately available funds to:
JPMorgan Chase Bank, Indianapolis, IN
ABA #021000021
Account #631557105
Acct Name: The Lafayette Life Insurance Company
Ref: PPN 62963# AH4, NRP (Operating) LLC, 4.73% Senior Notes, Series H, due December 1, 2023
Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:
The Lafayette Life Insurance Company
Attn: Tracy Gaylor
1905 Teal Road
PO Box 7007
Lafayette, IN 47905
tracy.gaylor@lafayete.life.com
All other notices and communications to be addressed as first provided above, with a copy sent electronically to: privateplacements@fortwashington.com.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 35-0457540

Deliver Notes to:
The Lafayette Life Insurance Company
1905 Teal Road
Lafayette, IN 47905
Attn: Tracy Gaylor

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
United of Omaha Life Insurance	I	$7,000,000
Company	J	$2,000,000
Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Accounting
Payments
All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
For credit to: United of Omaha Life Insurance Company
Account Number 900-9000200
a/c: G07097
PPN 62963# AJ0, NRP (Operating) LLC, 5.03% Senior Notes, Series I, due December 1, 2026
Interest Amount:
Principal Amount:
Notices
All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:
JPMorgan Chase Bank
14201 Dallas Parkway, 13th Floor
Dallas, Texas 75254-2917
Attention: Income Processing — G. Ruiz
a/c: G07097
All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 47-0322111

Physical Delivery Instructions:
JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
For Account Number G07097

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Companion Life Insurance Company	I	$1,000,000
c/o Mutual of Omaha Insurance Company Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4 — Investment Accounting
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
JPMorgan Chase Bank
ABA #021000021
Private Income Processing
for credit to: Companion Life Insurance Company
Account Number 900-9000200
a/c: G07903
PPN 62963# AJ0, NRP (Operating) LLC, 5.03% Senior Notes, Series I, due December 1, 2026
Interest Amount:
Principal Amount:
Notices
All notices of payments, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:
JPMorgan Chase Bank
14201 Dallas Parkway — 13th Floor
Dallas, TX 75254-2917
Attention: Income Processing — G. Ruiz
a/c: G07903
All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.
Name of Nominee in which Notes are issued: None
Taxpayer I.D. Number: 13-1595128

Physical Delivery Instructions:
JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, New York 11245-0001
Attention: Physical Receive Department
For Account Number G07903

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Phoenix Life Insurance Company	I	$5,000,000
c/o Goodwin Capital Advisers Private Placement Department, H-GW-1 One American Row Hartford, Connecticut 06102
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
ABA #021 000 021
JP Morgan Chase
New York, New York
Account Number: 900 9000 200
Account Name: Income Processing
Reference: Phoenix Life Insurance, G05123, NRP (Operating) LLC
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal notices should be addressed:
Phoenix Life Insurance Company
Attention: Brad Buck
One American Row
Hartford, Connecticut 06102
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-0493340
Deliver Notes to:
Phoenix Life Insurance Company
One American Row
Hartford, CT 06102
Attn: Brad Buck, Esq.
Phone: (860) 403-5610

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
PHL Variable Insurance Company	J	$2,000,000
c/o Goodwin Capital Advisers Private Placement Department, H-GW-1 One American Row Hartford, Connecticut 06102
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
ABA #021 000 021
JP Morgan Chase
New York, New York
Account Number: 900 9000 200
Account Name: Income Processing
Reference: Phoenix Variable, G09389, NRP (Operating) LLC
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal notices should be addressed:
Phoenix Life Insurance Company
Attention: Brad Buck
One American Row
Hartford, Connecticut 06102
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1045829
Deliver Notes to:
Phoenix Life Insurance Company
One American Row
Hartford, CT 06102
Attn: Brad Buck, Esq.
Phone: (860) 403-5610

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
PHL Variable Insurance Company	K	$3,000,000
c/o Goodwin Capital Advisers Private Placement Department, H-GW-1 One American Row Hartford, Connecticut 06102
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:
ABA #021 000 021
JP Morgan Chase
New York, New York
Account Number: 900 9000 200
Account Name: Income Processing
Reference: Phoenix Variable, G11923, NRP (Operating) LLC
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above. All legal notices should be addressed:
Phoenix Life Insurance Company
Attention: Brad Buck
One American Row
Hartford, Connecticut 06102
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 06-1045829
Deliver Notes to:
Phoenix Life Insurance Company
One American Row
Hartford, CT 06102
Attn: Brad Buck, Esq.
Phone: (860) 403-5610

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Ohio National Life Assurance Corporation	I	$5,000,000
P. O. Box 237 Cincinnati, Ohio 45201 Attention: Investment Department Fax Number: (513) 794-4506 Overnight Delivery Address: One Financial Way Cincinnati, Ohio 45242 Attention: Investment Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.03% Senior Notes, Series I, December 1, 2026, PPN 62963# AJ0, principal, premium or interest”) to:
U.S. Bank N.A. (ABA #042-0000-13)
5th and Walnut Streets
Cincinnati, Ohio 45202
for credit to: Ohio National Life Assurance Corporation
Account Number 865-215-8
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 31-0962495
Deliver Notes to:
The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Attn: Jed R. Martin (513) 794-6381

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
The Ohio National Life Insurance Company	J	$2,000,000
P. O. Box 237 Cincinnati, Ohio 45201 Attention: Investment Department Fax Number: (513) 794-4506 Overnight Delivery Address: One Financial Way Cincinnati, Ohio 45242 Attention: Investment Department
Payments
All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “NRP (Operating) LLC, 5.03% Senior Notes, Series J, December 1, 2026, PPN 62963# AK7, principal, premium or interest”) to:
U.S. Bank N.A. (ABA #042-000013)
5th and Walnut Streets
Cincinnati, Ohio 45202
for credit to: The Ohio National Life Insurance Company
Account Number: 910-275-7
Notices
All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 31-0397080
Deliver Notes to:
The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Attn: Jed R. Martin (513) 794-6381

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Assurity Life Insurance Company	J	$3,000,000
1526 K Street P.O. Box 82533 Lincoln, NE 68501-2533
Payments
All payments on account of the Note shall be made by crediting in the form of bank wire transfer of Federal or other immediately available funds to:
US Bank National Association
13th and M Streets
Lincoln, NE 68508
ABA #104000029
Account of: Assurity Life Insurance Company
General Fund Account: 1-494-0092-9092
Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principle, premium and interest, if applicable.
Notices
All notices with respect to payments and written confirmation of each such payment, to be addressed:
Assurity Life Insurance Company
1526 K Street
Lincoln, NE 68508
Attn: Investment Division
Fax: (402) 458-2170
Phone: (402) 437-3682
All other notices and communications to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 38-1843471

Deliver Notes to:
Assurity Life Insurance Company
1526 K Street
Lincoln, NE 68508
Attention: Victor Weber

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Senior Health Insurance Company of Pennsylvania	I	$2,000,000
c/o Conning, Inc. One Financial Plaza Hartford, Connecticut 06103-2627
Payments
All payments to be made by crediting (in the form of federal funds bank wire transfer, with sufficient information to identify the source and application of funds) the following account:
Senior Health Insurance Company of Pennsylvania
The Bank of New York
ABA #021000018
Beneficiary: GLA111566
Attn: PP P&I Dept.
Ref: Acct #005068-Senior Health Insurance Company of Pennsylvania;
PPN 62963# AJ0, NRP (Operating) LLC, 5.03% Senior Notes, Series I, due December 1, 2026 AND Breakdown (principal/income) __________
Notices
All notices and communication should be directed to:
Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 14th Floor
Hartford, Connecticut 06103-2627
Attn: Samuel O. Otchere
Phone: 860-299-2262
Facsimile: 860-299-0262
Email: Samuel.Otchere@Conning.com
With a copy of all notices and communication directed to:
Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Private Placement Unit
Phone: 860-299-2173

Facsimile: 860-299-2442
Email: Conning.Documents@Conning.com
All legal notices and documentation should be directed to:
Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Vi R. Smalley
Phone: 860-299-2054
Facsimile: 860-299-0054
Email: Vi.Smalley@Conning.com
Name of Nominee in which Notes are to be issued: HARE & CO.
Taxpayer I.D. Number: 23-0704970
Deliver Notes to:
Senior Health Insurance Company of Pennsylvania
c/o Conning, Inc.
One Financial Plaza, 13th Floor
Hartford, Connecticut 06103-2627
Attention: Vi R. Smalley
Phone: 860-299-2054
Facsimile: 860-299-0054
Email: Vi.Smalley@Conning.com

	Series of	Principal
	Notes to be	Amount of Notes
Name and Address of Purchaser	Purchased	to be Purchased
Homesteaders Life Company	I	$1,000,000
5700 Westown Parkway West Des Moines, IA 50266 Attention: Investment Department Phone: (515) 440-7711 Fax: (515) 440-7692
Payments
All payments on or in respect of the Notes to be made by Fed wire transfer of immediately available funds (identifying each payment with name of the Issuer (and the Credit, if any), the Private Placement Number preceded by “DPP” and the payment as principal, interest or premium”) in the format as follows:

Bank:	=	Wells Fargo Bank, N.A.
ABA#:		121000248
Account	=	Trust Wire Clearing BAN: 0000840245

OBI	=	FFC: 20973800 Homesteaders Life Company
NRP (Operating) LLC, 5.03% Senior Notes, Series I,
due 2026
DPP — PPN 62963# AJ0
Payment Due Date (MM/DD/YY)
P ______ (enter “P” and the amount of principal being remitted, for example, P50000000.00) —
I ______ (enter “I” and the amount of interest being remitted,
		for example, I225000.00)
Notices
All notices of scheduled payments and written confirmation of each such payment, to be addressed:
Homesteaders Life Company
Deb Fisher
5700 Westown Parkway
West Des Moines, IA 50266
Phone: (515) 440-7851
Fax: (515) 440-7692

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.
Name of Nominee in which Notes are to be issued: EMSEG&CO for benefit of: Homesteaders Life Company
Taxpayer I.D. Number: 42-0316600
Deliver Notes to:
Homesteaders Life Company
5700 Westown Parkway
West Des Moines, IA 50266
Attention: Kevin Kubik, Investments
Phone: (515) 440-7711

Supplemental Representations
     The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreements is true and correct as of the date hereof and as of the date of each Closing with respect to the 2011 Notes with the same force and effect as if each reference to “Series A, B or C Notes” set forth therein was modified to refer to the “Series H, I, J and K Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreements as supplemented by the First Supplement dated July 19, 2005, by the Second Supplement dated as March 28, 2007, the Third Supplement dated as of March 25, 2009 and by the Fourth Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreements which are supplemented hereby:
     Section 5.3. Disclosure. The Company, through its agent, Citigroup Global Markets Inc., has delivered to each Purchaser a copy of a Confidential Offering Memorandum dated March 2011 (the “Memorandum”), relating to the transactions contemplated by the Fourth Supplement. The Note Purchase Agreements, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreements and the Fourth Supplement and the financial statements listed in Schedule 5.5 to the Fourth Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2010, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the Fourth Supplement contains (except as noted therein) complete and correct lists of the Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary.
     Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the 2011 Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 60 other Institutional Investors, each of which has been offered the 2011 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.
     Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the 2011 Notes as set forth in Section 1 of the Memorandum under the sub-heading “Description of Offering”. No part of the proceeds from the sale of the 2011 Notes pursuant to the Fourth Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of
Exhibit A
(to Supplement)

the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 1.00% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1.00% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the Fourth Supplement sets forth a complete and correct list of all outstanding Debt of the Company and the Subsidiaries as of March 1, 2011, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or the Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
     Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC, currently Iran, Sudan, Cuba, Burma, Syria and North Korea (each OFAC Listed Person and each other entity described in clause (ii), a “Blocked Person”).
     (b) No part of the proceeds from the sale of the 2011 Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.
     (c) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.
A-2
(to Supplement)

     (d) No part of the proceeds from the sale of the 2011 Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advance. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.
A-3
(to Supplement)

[Form of Series H Note]
NRP (Operating) LLC
4.73% Senior Note, Series H, Due December 1, 2023

No. RH— [_____]	[Date]
$[____________]	PPN 62963# AH4
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on December 1, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.73% per annum from the date hereof, payable semi-annually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof (except that the first interest payment hereon after the date of initial issuance hereof shall be December 1, 2011), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.73% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Fourth Supplement dated as of April 20, 2011 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 14(b) of the Supplement.
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the
Exhibit 1-A
(to Supplement)

purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC
By
Name:
Title:

1-A-2
(to Supplement)

[Form of Series I Note]
NRP (Operating) LLC
5.03% Senior Note, Series I, Due December 1, 2026

No. RI— [_____] $[____________]	[Date] PPN 62963# AJ0
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on December 1, 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.03% per annum from the date hereof, payable semi-annually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof (except that the first interest payment hereon after the date of initial issuance hereof shall be December 1, 2011), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.03% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Fourth Supplement dated as of April 20, 2011 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 14(b) of the Supplement.
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the
Exhibit 1-B
(to Supplement)

purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC
By
Name:
Title:

1-B-2
(to Supplement)

[Form of Series J Note]
NRP (Operating) LLC
5.03% Senior Note, Series J, Due December 1, 2026

No. RJ— [_____] $[____________]	[Date] PPN 62963# AK7
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on December 1, 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.03% per annum from the date hereof, payable semi-annually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof (except that the first interest payment hereon after the date of initial issuance hereof shall be December 1, 2011), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.03% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Fourth Supplement dated as of April 20, 2011 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 14(b) of the Supplement.
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the
Exhibit 1-C
(to Supplement)

purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC
By
Name:
Title:

1-C-2
(to Supplement)

[Form of Series K Note]
NRP (Operating) LLC
5.18% Senior Note, Series K, Due December 1, 2026

No. RK— [_____] $[____________]	[Date] PPN 62963# AL5
     For Value Received, the undersigned, NRP (Operating) LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] Dollars on December 1, 2026, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.18% per annum from the date hereof, payable semi-annually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof (except that the first interest payment hereon after the date of initial issuance hereof shall be December 1, 2011), until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Supplement referred to below), payable semi-annually, as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 7.18% or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its “base” or “prime” rate.
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to that certain Fourth Supplement dated as of April 20, 2011 (as from time to time amended and supplemented, the “Supplement”) to Note Purchase Agreements, dated as of June 19, 2003, as from time to time amended and supplemented, between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 14(b) of the Supplement.
     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the
Exhibit 1-D
(to Supplement)

purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     The Company will make required prepayments of principal on the dates and in the amounts specified in the Supplement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement, but not otherwise.
     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount (as defined in the Supplement)) and with the effect provided in the Note Purchase Agreements.
     This Note is guaranteed pursuant to the Subsidiary Guarantee dated June 19, 2003 as, from time to time, supplemented and amended.
     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of law of such State that would require the application of the laws of a jurisdiction other than such State.

NRP (Operating) LLC
By
Name:
Title:

1-D-2
(to Supplement)

Amortization of 2011 Notes
Series H Notes

Date of Principal Payment	Amount of Principal Payment
December 1, 2014	$7,500,000.00
December 1, 2015	$7,500,000.00
December 1, 2016	$7,500,000.00
December 1, 2017	$7,500,000.00
December 1, 2018	$7,500,000.00
December 1, 2019	$7,500,000.00
December 1, 2020	$7,500,000.00
December 1, 2021	$7,500,000.00
December 1, 2022	$7,500,000.00
Series I Notes

Date of Principal Payment	Amount of Principal Payment
December 1, 2014	$9,615,384.00
December 1, 2015	$9,615,384.00
December 1, 2016	$9,615,384.00
December 1, 2017	$9,615,384.00
December 1, 2018	$9,615,384.00
December 1, 2019	$9,615,384.00
December 1, 2020	$9,615,384.00
December 1, 2021	$9,615,384.00
December 1, 2022	$9,615,384.00
December 1, 2023	$9,615,384.00
December 1, 2024	$9,615,384.00
December 1, 2025	$9,615,384.00
Schedule 5
(to Supplement)

Series J Notes

Date of Principal Payment	Amount of Principal Payment
December 1, 2014	$3,846,153.00
December 1, 2015	$3,846,153.00
December 1, 2016	$3,846,153.00
December 1, 2017	$3,846,153.00
December 1, 2018	$3,846,153.00
December 1, 2019	$3,846,153.00
December 1, 2020	$3,846,153.00
December 1, 2021	$3,846,153.00
December 1, 2022	$3,846,153.00
December 1, 2023	$3,846,153.00
December 1, 2024	$3,846,153.00
December 1, 2025	$3,846,153.00
Series K Notes

Date of Principal Payment	Amount of Principal Payment
December 1, 2014	$3,846,153.00
December 1, 2015	$3,846,153.00
December 1, 2016	$3,846,153.00
December 1, 2017	$3,846,153.00
December 1, 2018	$3,846,153.00
December 1, 2019	$3,846,153.00
December 1, 2020	$3,846,153.00
December 1, 2021	$3,846,153.00
December 1, 2022	$3,846,153.00
December 1, 2023	$3,846,153.00
December 1, 2024	$3,846,153.00
December 1, 2025	$3,846,153.00
Schedule 5-2
(to Supplement)

Subsidiaries and Affiliates
(i) Subsidiaries of the Company

		Ownership by
Subsidiary	Jurisdiction	the Company
WPP LLC	Delaware	100%
ACIN LLC	Delaware	100%
WBRD LLC	Delaware	100%
Hod LLC	Delaware	100%
Shepard Boone Coal Company LLC	Delaware	100%
Williamson Transport, LLC	Delaware	100%
Little River Transport, LLC	Delaware	100%
Independence Land Company, LLC	Delaware	100%
Gatling Mineral, LLC	Delaware	100%
Deepwater Transportation, LLC	Delaware	100%
RiverVista Mining, LLC	Delaware	100%
BRP LLC	Delaware	100%
Coval Leasing Company LLC	Delaware	100%
(ii) Affiliates of the Company
Natural Resource Partners L.P.
NRP (GP) LP
GP Natural Resource Partners LLC
Western Pocahontas Properties Limited Partnership
Great Northern Properties Limited Partnership
New Gauley Coal Corporation
Robertson Coal Management LLC
NRP Investment L.P.
Adena Minerals, LLC
(iii) Senior Officers of the Company

Nick Carter	—	President and Chief Operating Officer
Dwight Dunlap	—	Chief Financial Officer and Treasurer
Kevin Wall	—	Vice President and Chief Engineer
Wyatt Hogan	—	Vice President, General Counsel and Secretary
Kevin Craig	—	Vice President-Business Development
Schedule 5.4
(to Supplement)

Dennis Coker	—	Vice President-Aggregates
Ken Hudson	—	Controller
Schedule 5.4-2
(to Supplement)

Financial Statements Provided to Purchasers
Natural Resource Partners L.P.
Annual Financial Statements for the years ended December 31, 2007, 2008, 2009 and 2010.
Schedule 5.5
(to Supplement)

Existing Debt
1.	$179,000,000 principal under Revolving Loan Credit Agreement dated March 28, 2007.

2.	$36,900,000 principal of 5.55% Series A Senior Notes, due June 19, 2023.

3.	$37,650,000 principal of 4.91% Series B Senior Notes, due June 19, 2018.

4.	$35,000,000 principal of 5.55% Series C Senior Notes, due June 19, 2013.

5.	$76,923,077 principal amount of 5.05% Series D Senior Notes, due July 19, 2020.

6.	$195,000,000 principal amount of 5.82% Series E Senior Notes, due March 28, 2026.

7.	$1,922,160 utility local improvement obligation, maturity March 2021.

8.	$150,000,000 principal amount of 8.38% Series F Senior Notes due March 25, 2019.

9.	$50,000,000 principal amount of 8.92% Series G Senior Notes due March 25, 2024.
Schedule 5.15
(to Supplement)